UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 3, 2011

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On May 3, 2011, HCP, Inc. (“HCP”) issued a press release setting forth its financial results for the three months ended March 31, 2011.  The press release referred to a supplemental information package that is available on HCP’s website, free of charge, at www.hcpi.com.  The text of the press release and the supplemental information package are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are specifically incorporated by reference herein.

The information set forth in this Current Report on Form 8-K and the related information in the exhibits attached hereto are being furnished to, and shall not be deemed filed with the Securities Exchange Commission (“SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of HCP under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in any filing, except as shall be expressly set forth by specific reference therein.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibits are being filed herewith:

No.	Description

99.1 *	Text of the Press Release dated May 3, 2011.

99.2 *	HCP, Inc. Supplemental Information Package, dated March 31, 2011.

*

Exhibits 99.1 and 99.2, respectively, are being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such exhibits be deemed incorporated by reference in any filing with the SEC under the Exchange Act or the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCP, Inc.

Date: May 3, 2011	By:	/s/ Thomas M. Herzog
	Name:	Thomas M. Herzog
	Title:	Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1 *	Text of the Press Release dated May 3, 2011.

99.2 *	HCP, Inc. Supplemental Information Package, dated March 31, 2011.

*

Exhibits 99.1 and 99.2, respectively, are being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such exhibits be deemed incorporated by reference in any filing with the SEC under the Exchange Act or the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.